UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 2, 2013

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2013, Laurelton Diamonds Inc., a company incorporated under the laws of the State of Delaware (the “Original Lender”), entered into a Third Amendment Agreement (the “Amendment”) Relating to a US $50 Million Amortising Term Loan Facility Agreement with Koidu Limited, a British Virgin Islands company (the “Borrower”), and BSG Resources Limited, a Guernsey company (the “Guarantor”).

The Borrower, the Guarantor, and the Original Lender originally entered into the amortising term loan facility agreement on March 30, 2011 (as amended to the date hereof, the “Loan”), pursuant to which the Original Lender has loaned US $50 million to the Borrower. The Borrower operates a kimberlite diamond mine in the Kono district of Sierra Leone (the “Mine”) from which the Original Lender acquires diamonds, and the Borrower is required under the terms of the Loan to apply the proceeds of the Loan to capital expenditures necessary to expand the Mine, among other purposes.

Among its other provisions, the Amendment modified the repayment terms of the Loan, deferring the payments that would have been, prior to the execution of the Amendment, owed to the Original Lender on March 30, 2013 and September 30, 2013 (such payments, the “Deferred Amount”). Pursuant to the Amendment, 11 percent of the principal amount of the Loan (and the capitalized interest thereon) will be repaid on each of March 30, 2014 and September 30, 2014, 16 percent will be repaid on each of March 30, 2015, September 30, 2015, March 30, 2016 and September 30, 2016, and the remainder will be repaid on the final maturity date of March 30, 2017. The Amendment also provides for an additional 2 percent per year of interest on the Deferred Amount from the date such amount was originally due and owing to the date of repayment. In addition, the Amendment will permit the Borrower to capitalize interest for an additional year, until March 30, 2014.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 10.15c to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	10.15c	Third Amendment Agreement dated as of March 29, 2013 Relating to a US $50 Million Amortising Term Loan Facility Agreement Dated March 30, 2011 made between Koidu Limited (as Borrower), BSG Resources Limited (as Guarantor) and Laurelton Diamonds, Inc. (as Original Lender).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and
General Counsel

Date: April 2, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.15c	Third Amendment Agreement dated as of March 29, 2013 Relating to a US $50 Million Amortising Term Loan Facility Agreement Dated March 30, 2011 made between Koidu Limited (as Borrower), BSG Resources Limited (as Guarantor) and Laurelton Diamonds, Inc. (as Original Lender).